UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02 – Results of Operations and Financial Condition. Such information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

On July 30, 2007, The Hanover Insurance Group, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2007. The release is furnished as Exhibit 99.1 hereto. Additionally, on July 30, 2007, the Company made available on its website financial information contained in its Statistical Supplement for the period ended June 30, 2007. The supplement is furnished as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release, dated July 30, 2007, announcing the Company’s financial results for the quarter ended June 30, 2007.

Exhibit 99.2	The Hanover Insurance Group, Inc. Statistical Supplement for the period ended June 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc
(Registrant)

Date July 30, 2007	By:	/s/ Edward J. Parry, III
Edward J. Parry, III
Chief Financial Officer,
Executive Vice President and
Principal Accounting Officer

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Exhibit Index

Exhibit 99.1	Press Release, dated July 30, 2007, announcing the Company’s financial results for the quarter ended June 30, 2007.

Exhibit 99.2	The Hanover Insurance Group, Inc. Statistical Supplement for the period ended June 30, 2007.

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